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                                                                     Exhibit 1.1

                                 5,0000,000/1/


                                  POZEN INC.

                   COMMON STOCK, $0.001 PAR VALUE PER SHARE

                            UNDERWRITING AGREEMENT

                                                       ___________________, 2000


U.S. BANCORP PIPER JAFFRAY INC.
PRUDENTIAL SECURITIES INCORPORATED
PACIFIC GROWTH EQUITIES, INC.
As Representatives of the several
 Underwriters named in Schedule I hereto
c/o U.S. Bancorp Piper Jaffray Inc.
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

     POZEN Inc., a Delaware corporation (the "Company"), proposes to sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 5,000,000 shares (the "Firm Shares") of Common Stock, $0.001 par value per share (the "Common Stock"), of the Company. The Firm Shares consist of 5,000,000 authorized but unissued shares of Common Stock to be issued and sold by the Company. The Company has also granted to the several Underwriters an option to purchase up to 750,000 additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement (the "Agreement") are herein collectively called the "Securities."

     The Company hereby confirms its agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as Representatives (the "Representatives").

          1. REGISTRATION STATEMENT AND PROSPECTUS. A registration statement on Form S-1 (File No. 333-35930) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations
________________
/1/ Plus an option to purchase up to 750,000 additional shares to cover over-allotments.
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("Rules and Regulations") of the Securities and Exchange Commission (the
"Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to you.

  If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (including a term sheet meeting the requirements of Rule 434 of the Rules and Regulations). If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 of the Rules and Regulations.

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  As part of the offering contemplated by this Agreement, U.S. Bancorp Piper
Jaffray Inc. ("Piper Jaffray") has agreed to reserve out of the Securities set forth opposite its name on Schedule I to this Agreement up to 250,000 shares for sale to the Company's employees, officers and directors and other parties associated with the Company (each a "Participant and, collectively, the "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Securities to be sold by Piper Jaffray pursuant to the Directed Share Program (the "Directed Shares") will be sold by Piper Jaffray pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by Piper Jaffray as set forth in the Prospectus.

  2.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          (a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

              (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

              (ii) As of the time the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations)) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished

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          to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

              (iii) The financial statements of the Company, together with the notes thereto, set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. Ernst & Young LLP, which has expressed its opinion with respect to the audited consolidated financial statements filed as a part of the Registration Statement and included in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

              (iv) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon its business, condition (financial or otherwise) or properties taken as a whole.

              (v) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, and, as described in the Prospectus, the conversion of preferred stock into Common Stock and the stock split), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than in the ordinary course of business pursuant to the Company's equity incentive plans disclosed in the Prospectus and Registration Statement), of the Company, or any material adverse change, or any

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          development involving a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, net worth or results of operations of the Company.

               (vi) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, net worth or results of operations of the Company.

               (vii) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so filed.

               (viii) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or bylaws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company or for the consummation by the Company of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities or blue sky laws or in connection with the review of the offering by the National Association of Securities Dealers, Inc. (the "NASD"); and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement and to perform the transactions contemplated hereby.

               (ix) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock and the outstanding shares of preferred stock of the Company ("Preferred Stock"), are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and applicable state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase

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          securities, and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, which have not been waived. No transaction has occurred between or among the Company and any of its officers, directors or five percent stockholders or any affiliate or affiliates of any such officer, director or five percent stockholders that is required to be described in and is not described in or incorporated by reference into the Registration Statement and Prospectus. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Company has an authorized and outstanding capitalization as set forth in Prospectus under the heading "Capitalization."

               (x) The Company holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business (including those required by the U.S. Food and Drug Administration ("FDA"), the U.S. Nuclear Regulatory Commission and any federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances) and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees, including without limitation those relating to the development, testing, manufacturing, sale and distribution of pharmaceuticals or other products regulated by the FDA or similar state or foreign government agencies, and relating to the use, treatment, storage and disposal of toxic substances and the protection of health or the environment; and the Company has not received any notice of proceedings relating to the revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a material adverse effect on the Company or its business taken as a whole; and the Company has not received any notice from any governmental authority or third party alleging a

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          breach or violation under any such federal, state, local or foreign laws, restrictions, orders or decrees.

               (xi) In the ordinary course of its business, insofar as is reasonably practicable and necessary under the circumstances of the Company's business and operations, the Company periodically considers the effect of all applicable federal, state, local and foreign laws, regulations, orders and decrees relating to the use, treatment, storage and disposal of toxic substances and the protection of health and the environment on the business operations and properties of the Company, in the course of which the Company identifies and evaluates, or would identify and evaluate, associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with such laws, regulations, orders and decrees, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) and on the basis of such review or consideration, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company or its business, and, to the Company's knowledge, no facts currently exist that will require the Company to make future material capital expenditures to comply with such laws, rules or regulations. No property which is or has been owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environment Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. The Company has not been named as a "potentially responsible party" under CERCLA.

               (xii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (xiii) The Company, or to the best of the Company's knowledge, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company, has not, directly or indirectly, while acting on behalf of the Company (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (B) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (C) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (D) made any other unlawful payment.

               (xiv) The Company has good and marketable title to all property described in the Registration Statement and Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests or other

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          encumbrances except such as are described in the Registration
          Statement and the Prospectus; the property held under lease by the Company is held by it under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company.

               (xv) The Company owns or possesses or has adequate licenses to use all patents and patent applications and all trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, know-how and other rights, patentable or unpatentable, necessary for the conduct of the business of the Company as currently carried on and as proposed on the date hereof to be carried on, as described in the Registration Statement and Prospectus (such patents referred to herein as the "Patents", and such patents, together with all such other intellectual property referred to herein collectively as the "Intellectual Property"); except as stated in the Registration Statement and Prospectus, the Company is not obligated to pay a royalty, grant a license or otherwise pay any consideration to any third party in connection with or relative to the Intellectual Property, nor does any name which the Company uses or any other aspect of the business of the Company as conducted on the date hereof involve or give rise to any infringement of, or license or similar fee for, any patent, patent application, trademark, service mark, tradename, trademark registration, service mark registration, copyright, license, invention, trade secret, know-how or other similar right of others and the Company has not received any notice alleging any such infringement. The Company has duly and properly filed or caused to be filed with the U.S. Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications necessary for the conduct of the business of the Company as currently carried on and as proposed on the date hereof to be carried on, as described in the Registration Statement and Prospectus (such patent applications, inclusive of and together with patent applications in respect of which patents have been issued, are herein referred to collectively as the "Patent Applications"); in connection with the filing of the Patent Applications, the Company conducted reasonable investigations of the published literature and patent references relating to the inventions claimed in such applications; to the best of the Company's knowledge, it has complied with the PTO's duty of candor and disclosure for the Patent Applications and has made no misrepresentation in the Patent Applications; the Company is not aware of any facts material to a determination of patentability regarding the Patent Applications not called to the attention of the PTO which would preclude the grant of a patent for the Patent Applications; and the Company has no knowledge of any facts which would preclude it from having clear title to the Patent Applications.

               (xvi) The Company is not in violation of its charter or bylaws or in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is

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          subject or by which it may be bound, or to which any of the material property or assets of the Company is subject.

               (xvii) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith.

               (xviii) No material labor dispute with the employees of the Company exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in any material adverse effect on the Company or its business taken as a whole.

               (xix) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

               (xx) On the date the Registration Statement became or becomes effective, the Company's Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), became or will become effective.

               (xxi) All necessary filings have been made and all filing fees have been paid to effect the listing of the Securities on the Nasdaq National Market and the Securities have been duly authorized for quotation on the NASDAQ National Market.

               (xxii) The Company does not own or control any capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

               (xxiii) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and disposition of, the assets of, and the results of operations of, the Company, and the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
          (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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               (xxiv) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (xxv) Ernst & Young LLP are, and during the periods covering their report included in the Registration Statement and Prospectus were, independent accountants with respect to the Company as required by the Act. The audited financial statements of the Company (together with the related notes thereto) included in and incorporated by reference in the Registration Statement present fairly in all material respects the financial position and results of operations of the Company at the respective dates and for the respective periods to which they apply, subject to normal year-end adjustments. Such financial statements (together with the related notes thereto) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

               (xxvi) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged or proposes to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or the Company's businesses, assets, employees, officers and directors are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a adverse effect on the Company.

               (xxvii) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

               (xxviii) The Company has not offered, or caused the Underwriters to offer, Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (B) a trade journalist or publication to write or publish favorable information about the Company or its products.

               (xxix) (A) The Registration Statement on the Effective Date, the Prospectus as of its date and any Preliminary Prospectus as of its date comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign

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          jurisdictions in which the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (B) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

               (xxx) The Company is not presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          (b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          3.   PURCHASE, SALE AND DELIVERY OF SECURITIES.

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell 5,000,000 Firm Shares to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the Firm Shares. The purchase price for each Firm Share shall be $____________________ per share. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by the Company pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in
Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

          The Firm Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by same day funds payable to the order of the Company, as appropriate, at the offices of U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the "First Closing Date." If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the First Closing Date at the offices of U.S. Bancorp Piper Jaffray, Piper Jaffray

Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

          (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice in writing or by telephone (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date", respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

          The Option Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by same day funds payable to the order of the Company, at the offices of U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the Second Closing Date at the office of U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

          (c) It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company.

          4.  COVENANTS.

          (a) The Company covenants and agrees with the several Underwriters as follows:

              (i) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 of the Rules and Regulations) containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b); the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

              (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

               (iii) Within the time during which a prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (iv) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

               (v) The Company will furnish to the Underwriters copies of the Registration Statement (one of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

               (vi) During a period of five years commencing with the date hereof, the Company will furnish to the Representatives, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, or any securities exchange.

               (vii) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

               (viii) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid, upon receipt of a reasonably detailed accounting,
          (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda, (C) all filing fees and fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with Section 4(d) hereof, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees and fees and expenses of the Underwriters' counsel incident to any required review by the NASD of the terms of the sale of the Securities, (F) listing fees, if any, (G) all fees and disbursements of special or local counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program, (H) all costs and expenses incurred in connection with attendance at any meetings with prospective investors in the Securities (other than shall have been specifically approved by the Representatives to be paid for by the Underwriters), and (I) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, upon receipt of a reasonably detailed accounting, the Company will reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

               (ix) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

               (x) The Company will not, without your prior written consent, offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except to the Underwriters pursuant to this Agreement, upon the exercise of any warrants outstanding as of the date hereof and described in the Prospectus, or in the ordinary course of business pursuant to the Company's equity incentive plans disclosed in the Prospectus, for a period of 180 days after the commencement of the public offering of the Securities by the Underwriters.

               (xi) The Company either has caused to be delivered to you or will cause to be delivered to you prior to the effective date of the Registration Statement a letter from each of the Company's directors and officers and holders of substantially all (and in any event at least 95%) of the Company's Common Stock and/or Preferred Stock prior to the offering, stating that such person agrees that he or she will not, without your prior written consent, offer for sale, sell, contract to sell or otherwise dispose of any shares of Common Stock, any securities convertible or exchangeable for Common Stock (including Preferred Stock) or rights to purchase Common Stock or securities convertible or exchangeable for Common Stock, for a period of 180 days after commencement of the public offering of the Securities by the Underwriters.

               (xii) The Company will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulations S-K under the Act which have not been so disclosed in the Registration Statement.

               (xiii) Except as contemplated by this Agreement, the Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (xiv) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

               (xv) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted, to the extent required by the NASD or the NASD rules, from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Piper Jaffray will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

               (xvi) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

               (xvii) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Second Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve and all filings required by Rules 424, 430A and 434 of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

          (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the

Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business and including without limitation any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or legal or governmental proceeding) in the, or any event which has, or any development which might have, a material adverse effect upon the Company or the,, general affairs, condition (financial or otherwise), business, key personnel, property, net worth, results of operations or prospects of the Company (including without limitation a change in management or control of the Company), that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

          (d) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, dated such Closing Date and addressed to you (and stating that it may be relied upon by counsel to the Underwriters), to the effect that:

               (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon its business condition (financial or otherwise) or properties.

               (ii) The capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." All of the issued and outstanding shares of Series F Convertible Preferred Stock of the Company have been duly authorized and validly issued in accordance with all applicable federal and state securities laws and are fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders. The Company has the authorized and outstanding capitalization as set forth in the Prospectus under the heading "Capitalization;" and the certificates evidencing the securities are in due and proper legal form and have been duly authorized for issuance by the Company; none of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or similar right arising under the charter or bylaws of the Company or applicable law, or under any instrument or agreement known to such counsel to which the

          Company is a party or by which the Company is bound. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and none of the Securities will be issued in violation of any preemptive or similar right arising under the charter or bylaws of the Company or applicable law, or under any instrument or agreement known to such counsel to which the Company is a party or by which the Company is bound, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, bylaws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, except those rights which have been waived.

               (iii) To the best of such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. To the best of such counsel's knowledge, the description of the Company's stock option and any other stock plans or arrangements, and the other rights granted or exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

               (iv) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

               (v) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents fairly present in all material respects the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

               (vi) The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement, and issue and sell the Securities, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity); the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or bylaws, or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company or for the consummation by the Company of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as have been obtained, state securities laws and in connection with the review and clearance of the offering with the NASD.

               (vii) To the best of such counsel's knowledge, the Company holds and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

               (viii) To the best of such counsel's knowledge, the Company is not in violation of its charter or bylaws. To the best of such counsel's knowledge, the Company is not in breach of or otherwise in default, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which it may be bound, or to which any of the material property or assets of the Company is subject.

               (ix) To the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which would have a material adverse effect upon the Company or its business, condition (financial or otherwise) or properties.

               (x) The statements in the Prospectus under the captions "Description of Capital Stock," and "Certain Relationships and Related Transactions," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all contracts and other documents known to such counsel and required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

               (xi) The offering, sale and delivery of shares of Series F Convertible Preferred Stock by the Company in August 2000, and the issuance and delivery on or about the effective time of the offering of the Securities pursuant to the Registration Statement of shares upon conversion or otherwise in respect of the Series F Convertible Preferred Stock, and upon conversion or otherwise in respect of the issued and outstanding shares of Series E Convertible Preferred Stock issued by the Company in March 2000, , was exempt from the registration requirements of the Securities Act; and neither the offering, sale or delivery of the Securities, nor the offering, sale or delivery of the Series F Convertible Preferred Stock, nor the issuance and delivery of shares upon the conversion or otherwise in respect of the Series F Convertible Preferred Stock, or upon the conversion or otherwise in respect of the issued and outstanding shares of Series E Convertible Preferred Stock, had, has or will have any legal effect upon any determination that the offering, sale and delivery of the shares of Series E Convertible Preferred Stock was exempt from registration under the Act; and neither the offering, issuance and sale of the Series F Convertible Preferred Stock, nor the issuance and delivery of shares upon the conversion or otherwise in respect thereof, nor the offering, issuance and sale of the Securities, has been, is or will be integrated with the offering, sale or delivery of the Series E Convertible Preferred Stock.

               (xii) The Securities have been approved for listing on the Nasdaq National Market.

               (xiii) The Company is not an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

               (xiv) The Registration Statement, all preliminary prospectuses and the Prospectus, and any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations, but excepting the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion), comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

               (xv) The statements of federal law or regulation contained in the Prospectus under the captions "Business - Government Regulation", "Risk Factors - If we, or our collaborators, do not obtain and maintain required regulatory approval, we will be unable to commercialize our product candidates" and - "We need to conduct preclinical, toxicology and carcinogenicity studies and clinical trials of all of our product candidates. Any unanticipated costs or delays in these studies or trials, or the need to conduct additional trials, could reduce our revenue and profitability", and other references in the Registration Statement and Prospectus to United States Food and Drug Administration law and regulation are, in all material respects, correct and accurate statements or summaries of applicable United States Food and Drug Administration law and regulation, and fairly present the information disclosed therein.

               (xvi) The Company's business, as currently conducted and as described in the Registration Statement and Prospectus, does not, to the best of such counsel's knowledge, violate the FFDC Act or any FDA rule or regulation and, to the best of such counsel's knowledge, there are no FDA or judicial administration proceedings pending or threatened against the Company.

          In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and at which such counsel inquired of the representatives of the Company as to the materiality of the facts disclosed to such counsel and, although such counsel does not pass upon, and does not assume any responsibility for, the accuracy, completeness or fairness of any statement contained in the Registration Statement or the Prospectus and such counsel has made no independent check or verification thereof, based in part upon the foregoing, (relying as to materiality to a large extent upon the officers and representatives of the Company), no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement (except as to the financial statements and notes thereto and other financial and statistical data included therein as to which such counsel need not express any opinion or belief), as of the date of effectiveness contained an untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (except as to the financial statements and the notes thereto and other financial data included therein or excluded therefrom as to which such counsel need not express any opinion or belief), as of its date or as of the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. It is understood and agreed that other counsel to the Company is rendering opinions with respect to the sections of the Prospectus entitled "Risk Factors - Risks Related to Our Business - If we are unable to protect our patents or proprietary rights, or if we are unable to operate our business without infringing the patents and proprietary rights of others, we may be unable to develop our product candidates or compete effectively" and "Business - Patents and Proprietary Information", and that no opinions need be expressed by such counsel with respect to such sections or matters.

          In rendering any such opinion, such counsel may state that such counsel (i) expresses no opinion as to the laws of any jurisdiction other than the laws of the State of Delaware and the federal laws of the United States and
(ii) has assumed, without independent verification, that the laws of the State of Minnesota are identical in all respects to the laws of the State of Delaware , noting that the laws of the State of Minnesota are likely to differ from the laws of the State of Delaware with respect to the matters covered by such counsel's opinion, that even if such laws were the same as the laws of the State of Delaware, judicial interpretations thereto in Minnesota may differ from judicial interpretations by Delaware courts and that such differences may be material.

          In rendering such opinion such counsel may rely (i) as to matters of law other than Delaware and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that although such counsel is not admitted to practice law in such jurisdiction, it has no reason to believe that they and you are not entitled to rely on such opinion and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of public officials and officers of the Company, provided that the extent of such reliance is specified in such opinion.

          (e) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Hutchison & Mason, PLLC, counsel for the Company, dated such Closing Date and addressed to you (and stating that it may be relied upon by counsel to the Underwriters), to the effect that:

               (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon its business condition (financial or otherwise) or properties.

               (ii) The capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued in accordance with all applicable federal and state securities laws and are fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders. The Company has the authorized and outstanding capitalization as set forth in the Prospectus under the heading "Capitalization;" and the certificates evidencing the securities are in due and proper legal form and have been duly authorized for issuance by the Company; none of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or similar right. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and none of the Securities will be issued in violation of any preemptive or similar right, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, bylaws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, except those rights which have been waived.

               (iii) To the best of such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The description of the Company's stock option and any other stock plans or arrangements, and the other rights granted or exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

               (iv) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents fairly present in all material respects the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

               (v) The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement, and issue and sell the Securities, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity); the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or bylaws, or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company or for the consummation by the Company of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as have been obtained, state securities laws, and in connection with the review and clearance of the offering with the NASD.

               (vi) To the best of such counsel's knowledge, the Company holds and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

               (vii) To the best of such counsel's knowledge, the Company is not in violation of its charter or bylaws. To the best of such counsel's knowledge, the Company is not in breach of or otherwise in default, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which it may be bound, or to which any of the material property or assets of the Company is subject.

               (viii) To the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which would have a material adverse effect upon the Company or its business, condition (financial or otherwise) or properties.

               (ix) The statements in the Prospectus under the captions "Description of Capital Stock," "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" and "Certain Relationships and Related Transactions," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

               (x) The offering, sale and delivery of shares of Series E Convertible Preferred Stock by the Company in March 2000, and of Series F Convertible

          Preferred Stock by the Company in August 2000, and the issuance of shares of common stock upon the conversion or otherwise in respect thereof on or about the effective time of the offering of the Securities pursuant to the Registration Statement, was exempt from the registration requirements of the Securities Act.

               (xi) To the best of such counsel's knowledge, there are no FDA or judicial administration proceedings pending or threatened against the Company.

          In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and at which such counsel inquired of the representatives of the Company as to the materiality of the facts disclosed to such counsel and, although such counsel does not pass upon, and does not assume any responsibility for, the accuracy, completeness or fairness of any statement contained in the Registration Statement or the Prospectus and such counsel has made no independent check or verification thereof, based in part upon the foregoing, (relying as to materiality to a large extent upon the officers and representatives of the Company), no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement (except as to the financial statements and notes thereto and other financial and statistical data included therein as to which such counsel need not express any opinion or belief), as of the date of effectiveness contained an untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (except as to the financial statements and the notes thereto and other financial data included therein or excluded therefrom as to which such counsel need not express any opinion or belief), as of its date or as of the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. It is understood and agreed that other counsel to the Company is rendering opinions with respect to the sections of the Prospectus entitled "Risk Factors - Risks Related to Our Business --If we are unable to protect our patents or proprietary rights, or if we are unable to operate our business without infringing the patents and proprietary rights of others, we may be unable to develop our product candidates or compete effectively" and "Business - Patents and Proprietary Information", and that no opinions need be expressed by such counsel with respect to such sections or matters.

          In rendering any such opinion, such counsel may state that such counsel (i) expresses no opinion as to the laws of any jurisdiction other than the laws of the State of North Carolina, the Delaware General Corporation Law and the federal laws of the United States and (ii) has assumed, without independent verification, that the laws of the State of Minnesota are identical in all respects to the laws of the State of North Carolina, noting that the laws of the State of Minnesota are likely to differ from the laws of the State of North Carolina with respect to the matters covered by such counsel's opinion, that even if such laws were the same as the laws of the State of North Carolina, judicial interpretations thereto in Minnesota may differ from judicial interpretations by North Carolina courts and that such differences may be material.

          In rendering such opinion such counsel may rely (i) as to matters of law other than North Carolina, Delaware and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that although such counsel is not admitted to practice law in such jurisdiction, it has no reason to believe that they and you are not entitled to rely on such opinion and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of public officials and officers of the Company, provided that the extent of such reliance is specified in such opinion.

          (f) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Pillsbury Madison & Sutro, LLP dated such Closing Date and addressed to you (and stating that it may be relied upon by counsel to the Underwriters), to the effect that:

               (i) Such counsel represents the Company in matters relating to intellectual property, including patents, and is familiar with the technology used by the Company in its business and the manner of its use and has read the portions of the Registration Statement and the Prospectus entitled "Business - Patents and Proprietary Information" and "Risk Factors - Risks Related to Our Business - If we are unable to protect our patent or proprietary rights, or if we are unable to operate our business without infringing the patents and proprietary rights of others, we may be unable to develop our products or compete effectively" (collectively, the "Patent Language").

               (ii) The Patent Language contains accurate descriptions of the Patents and the pending Patent Applications, and of the patents licensed to the Company, and the statements in the Patent Language, insofar as such statements constitute summaries of the statutes, regulations, rules, legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such statutes, regulations, rules, legal matters, documents and proceedings and fairly summarize the matters referred to therein.

               (iii) Such counsel has reviewed the Patent Applications filed by the Company in the United States and outside the United States and in the opinion of such counsel, the Company's United States Patent Applications have been properly prepared and filed on behalf of the Company; and to such counsel's knowledge, the Company's Patent Applications filed outside the United States have also been properly prepared and filed; and the Company is presently diligently pursuing those Patent Applications in respect of which patents have not yet been issued and which relate to the business or operations of the Company as currently conducted or proposed to be conducted as described in the Prospectus and Registration Statement,; and the Patent Applications (including those that have issued) and the inventions described in the Company's Patent Applications are assigned or, insofar as stated un the Prospectus, licensed, to the Company; to such counsel's knowledge, no other entity or individual has any right or claim in any of the Patent Applications, or any issued patent (including the Patents), and in such counsel's opinion each of the Company's Patents and Patent Applications discloses patentable subject matter; to such counsel's knowledge, except as described in the Prospectus, there are no legal or governmental proceedings pending (other than those related to prosecution by the Company of Patent Applications) relating to the Company, the claimed inventions of the Patents or the other Intellectual Property and no such material proceedings are threatened or contemplated by governmental authorities or others.

               (iv) To such counsel's knowledge, except for those Patents or Patent Applications described in the Registration Statement and Prospectus as having been licensed to the Company, in respect of which there are no facts which would preclude the Company from having valid license rights, there are no facts which would preclude the Company from having valid license rights or clear title to the Patents or Patent Applications (inclusive of all patents issued or issuable pursuant thereto), and based upon a search of the appropriate records of the PTO commissioned by such counsel, and upon representations by the Company that no interests have been conveyed to third parties which have not been recorded in the PTO, the Company has clear record title to the Company's Patents and Patent Applications free and clear of any liens or encumbrances, except for those Patents or Patent Applications described in the Registration Statement and Prospectus as having been licensed to the Company, to which the Company has valid license rights, free and clear of any liens or encumbrances, and the terms and obligations of the Company under each such license are accurately described in the Registration Statement and Prospectus.

               (v) The Company has complied with the PTO duty of candor and disclosure for each of the Patents and Patent Applications, and such counsel has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all Intellectual Property necessary for the conduct of its business as now proposed to be conducted by the Company as described in the Prospectus.

               (vi) Such counsel has no knowledge of any facts material to a determination of patentability regarding the Company's Patents or Patent Applications not called to the attention of the PTO that would constitute a breach of the Company's duty of candor or disclosure, and is unaware of any facts not called to the attention of the PTO which would preclude the grant of a patent for those of the Company's Patent Applications in respect of which no patent has yet been issued.

               (vii) There is presently no valid basis for a finding of unenforceability or invalidity of any Intellectual Property, and such counsel has not received , nor has the Company advised such counsel that it has received, any notice of infringement of or conflict with rights or claims of others with respect to the Patents, the Patent Applications or the other Intellectual Property owned or used by the Company.

               (viii) Such counsel has no knowledge of any patent rights of others which are or would be infringed by specific products or processes referred to in the Prospectus, which infringement, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse effect on the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company.

               (ix) Such counsel (A) has no reason to believe that the Patent Language contained in the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) has no reason to believe that the Patent Language contained in the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Ballard Spahr Andrews & Ingersoll, LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

          (h) You, as Representatives of the several Underwriters, shall have received from Ernst & Young LLP, a letter or letters dated, respectively, the date hereof and each such Closing Date, and addressed to you, in form and substance satisfactory to the Representatives, to the effect that:

               (i) they are independent public accountants with respect to the Company within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under the applicable rules and regulations thereunder adopted by the Commission;

               (ii) in their opinion, the financial statements and schedules audited by them and included in the Registration Statement and the Prospectus (including those incorporated therein by reference) comply in form and in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iii) on the basis of a reading of the latest available interim unaudited financial statements of the Company, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements of the Company included in the Registration Statement and the Prospectus do not comply in form and in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder adopted by the Commission or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; and

                    (B) at a specific date not more than five business days prior to the date of such letter, (1) there were any changes in the capital stock or long-term debt of the Company or any decreases in net current assets or stockholders' equity of the company, in each case compared with amounts shown on the June 30, 2000 unaudited balance sheet included in the Registration Statement and the Prospectus, or (2) for the period from July 1, 2000 to such specified date there were any decreases, as compared with the period from July 1, 1999 to the date one year before such specified date, in sales or net revenues, or any increases as compared with such period in net loss or total per share amounts of net loss of the Company, except, in all instances set forth in clauses (1) and (2) above, for changes, decreases and increases set forth in such letter;

               (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus under the captions "Prospectus Summary-Summary Financial Information," "Capitalization," "Selected Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation;

               (v) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statement; and

               (vi) that they have reviewed the Company's system of internal accounting controls, to the extent they deem necessary in establishing the scope of their audit of the Company's financial statements as of December 31, 1999, and that such review did not disclose any weaknesses in internal controls that they considered to be material weaknesses (the letter addressing this subparagraph (vi) may be addressed to the Company, provided that it is made available to the Representatives for use of the Underwriters).

          In the event that any of the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that: (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          References to the Registration Statement and the Prospectus in this paragraph (g) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (i) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

               (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body.

               (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed or described as to occur in connection with the offering of the Securities in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, net worth, results of operations or prospects of the Company, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business or results of operations or prospects of the Company.

          (j) The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

          (k) All necessary filings shall have been made as required and all filing fees shall have been paid to effect the listing of the Securities on the Nasdaq National Market.

          (l) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain stockholders, officers and directors
---------
of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on each Closing Date.

          The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the delivery to you on the Second Closing Date of such other documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Shares and other matters relating to the issuance of the Option Shares.

          All such opinions, certificates, letters and other documents referred to hereinabove will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

          6.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company) insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement;

               (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or which arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company, including, without limitation, slides, videos, films and tape recordings, used in connection with the marketing of the securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters;

and will reimburse each Underwriter for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

          The Company further agrees to indemnify and hold harmless Piper Jaffray against any losses, claims, damages or liabilities, joint or several, to which Piper Jaffray may become subject (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) the failure of any Participant to pay for and accept delivery of the shares which, immediately following the effectiveness of the Registration

Statement, were subject to a properly confirmed agreement to purchase; or (iii) relating to, arising out of, or in connection with the Directed Share Program, and will reimburse each Underwriter for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, that the Company shall not be responsible under this clause (iii) for any losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Piper Jaffray.

          In addition to their other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), they will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by The Wall Street Journal (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any reasonable legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b)
above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to employ a single counsel to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the second paragraph in subsection (a) above). Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the second full paragraph of
Section 6(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Piper Jaffray for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control Piper Jaffray within the meaning of the Act. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

          (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

          8.   SUBSTITUTION OF UNDERWRITERS.

          (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for

(in proportion to their respective underwriting obligations hereunder as set forth in Schedule I hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

          (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

          If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 8.

          9.   EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

          (a) This Agreement shall become effective at 10:00 a.m., Eastern time, on the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii) and
Section 6 hereof shall at all times be effective.

          (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in
Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled,

(iii) trading in the common stock shall have been suspended by the Commission or the NASDAQ National Market or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal, New York or North Carolina authorities, or (vi) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii) and Section 6 hereof shall at all times be effective.

          (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you shall be notified by the Company by telephone or telegram, confirmed by letter.

          10. DEFAULT BY THE COMPANY. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

          11. INFORMATION FURNISHED BY UNDERWRITERS. The statements set forth in the third paragraph of text under the caption "Underwriting" concerning the terms of the offering by the Underwriters, (ii) the seventh paragraph of the text under the caption "Underwriting" concerning the terms of the offering by the Underwriters, and (iii) the eighth paragraph of the text under the caption "Underwriting" concerning stabilization and over-allotment in any Preliminary Prospectus and in the Prospectus constitute the written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.

          12. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to the Representatives c/o U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters' Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed, telegraphed or delivered to it at 6330 Quadrangle Drive, Suite 240, Chapel Hill, North Carolina 25714,
Attention: John R. Plachetka; or to such other address as the person to be notified may have requested in writing. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

          13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

                           [Signature Page Follows]

          Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                     Very truly yours,

                                     POZEN INC.


                                     By ______________________________________
                                        John R. Plachetka
                                        President and Chief Executive Officer



Confirmed as of the date first
above mentioned, on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto:

                                     U.S. BANCORP PIPER JAFFRAY INC.
                                     PRUDENTIAL SECURITIES INCORPORATED
                                     PACIFIC GROWTH EQUITIES, INC.

                                     By: U.S. BANCORP PIPER JAFFRAY



                                     By:________________________________
                                        Name:
                                        Title:

                                  SCHEDULE I



UNDERWRITER                             NUMBER OF FIRM SHARES (1)
-----------                             -------------------------

U.S. Bancorp Piper Jaffray Inc.

Prudential Securities Incorporated

Pacific Growth Equities, Inc.



                                                 ---------
Total.................                           5,000,000
                                                 =========

____________

(1) The Underwriters may purchase up to an additional 750,000 Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                   EXHIBIT A
                                   ---------

                          Form of "Lockup" Agreement

                             [NAME OF SHAREHOLDER]

                                                                 _________, 2000


U.S. Bancorp Piper Jaffray Inc.
Prudential Vector Healthcare Group
Pacific Growth Equities
c/o U.S. Bancorp Piper Jaffray
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

          The undersigned understands that U.S. Bancorp Piper Jaffray Inc. ("Piper Jaffray"), together with some or all of Prudential Vector Healthcare Group and Pacific Growth Equities, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Pozen Inc., a Delaware corporation (the "Company"), providing for the initial public offering (the "Public Offering") by the several Underwriters, including Piper Jaffray (the "Underwriters"), of shares of the Common Stock, $0.001 par value per share, of the Company (the "Common Stock").

          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Piper Jaffray on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation any shares of preferred stock of the Company convertible or exchangeable for Common Stock) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Piper Jaffray on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                        Very truly yours,


                                        _____________________________
                                        (Name)

                                        _____________________________

                                        _____________________________

                                        _____________________________
                                        (Address)